SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2005


                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

    1-06544                                               74-1648137
(Commission File Number)                       (IRS Employer Identification No.)

                 1390 Enclave Parkway, Houston, Texas 77077-2099
          (Address of principal executive offices, including zip code)

                                 (281) 584-1390
              (Registrant's telephone number, including area code)

                        --------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information provided pursuant to this Item 2.02 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference in those filings of Sysco Corporation ("SYSCO") that provide for the incorporation of all reports and documents filed by SYSCO under the Exchange Act.

On October 31, 2005, SYSCO issued a press release announcing its results of operations for the first quarter ended October 1, 2005 of the fiscal year ending July 1, 2006. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated October 31, 2005, a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" contained in SYSCO's Annual Report on Form 10-K for the fiscal year ended July 2, 2005 as filed with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit Number              Description
          --------------              -----------
          99.1*                       Press Release dated October 31, 2005

          *  This exhibit is filed, not furnished.




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYSCO CORPORATION



Date:  October 31, 2005                    By: /s/ John K. Stubblefield, Jr.
       ----------------                       ----------------------------------
                                              Name:  John K. Stubblefield, Jr.
                                              Title: Executive Vice President,
                                                     Finance and Chief Financial
                                                     Officer



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


                                  EXHIBIT INDEX



Exhibit Number        Description                                        Page
--------------        -----------                                        ----
99.1*                 Press Release dated October 31, 2005                  5

* This exhibit is filed, not furnished.


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